EXHIBIT 10.171

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

                For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, (“Assignor”) hereby assigns to INLAND AMERICAN ST PORTFOLIO IV, L.L.C., a Delaware limited liability company, (“Assignee”) all of Assignor’s right, title and interest as a party to that certain Purchase and Sale Agreement [Portfolio #2] (the “Purchase Agreement”) by and between INLAND REAL ESTATE ACQUISITIONS, INC., (“Buyer”), and SUNTRUST BANK, a Georgia banking corporation, (“Seller”), dated October 17,  2007, as amended, with respect to the purchase and sale of those certain parcel(s) of land more fully defined on Exhibit A, attached hereto (the “Property”).

                By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Properties.  The Assignor acknowledges and agrees that notwithstanding the foregoing the Assignor is not released from any of its obligations under the Purchase Agreement.

                This Assignment is effective as of the 17th day of March, 2008.

ASSIGNOR:	INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

	By:	/s/ G. Joseph Cosenza
G. Joseph Cosenza
	Its:	President

ASSIGNEE:	INLAND AMERICAN ST PORTFOLIO IV,
L.L.C., a Delaware limited liability company

	By:	Inland American Real Estate Trust, Inc., a
Maryland corporation, its sole member

	By:	/s/ Marcia L. Grant
Marcia L. Grant
	Its:	Assistant Secretary

Exhibit A

Pool	Prop. ID	Property Name	Address	City	State	Zip	County	Bldg SF
5	GA00349	Mountain Industrial Branch	1849 Mountain Industrial Boulevard	Tucker	GA	30084	DeKalb	6,059
5	GA00422	Berkeley Lake Branch	4601 Peachtree Industrial Boulevard	Norcross	GA	30092	Gwinnett	3,000
5	GA00697	Southside Office	904 South Peterson Avenue	Douglas	GA	31533	Coffee	4,800
5	NC00149	NCF: Black Mountain	200 NC Hwy 9	Black Mountain	NC	28711	Buncombe	5,395
5	NC00315	NCF: Norwood	212 S Main St	Norwood	NC	28128	Stanly	3,400
5	NC00364	NCF: Spencer	420 South Salisbury Ave	Spencer	NC	28159	Rowan	3,650
5	VA00413	Spotsylvania Courthouse	8970 Courthouse Road	Spotsylvania	VA	22553	Spotsylvania	2,325
5	VA00418	South Boston Main Office	410 Main Street	South Boston	VA	24592	Halifax	7,895
5	VA00510	Riverside Park/Relo	5922 Richmond Highway	Alexandria	VA	22303	Fairfax	3,108
6	GA00357	Brookhaven Branch	4030 Peachtree Road, Northeast	Atlanta	GA	30319	DeKalb	7,039
6	GA00420	Gwinnett Medical Center Branch	701 Duluth Highway	Lawrenceville	GA	30045	Gwinnett	12,429
6	GA00663	Watson Boulevard Office	1903 Watson Boulevard	Warner Robins	GA	31093	Houston	7,984
6	NC00156	NCF: Butner	301 Central Avenue	Butner	NC	27509	Granville	2,503
6	NC00295	NCF: Hudson	164 Hickman Avenue	Hudson	NC	28638	Caldwell	2,500
6	NC00296	NCF: Lake Norman	9617 Holly Point Drive	Huntersville	NC	28078	Mecklenburg	3,200
6	TN00286	Highway 58 Branch	4614 Highway 58	Chattanooga	TN	37416	Hamilton	3,500
6	TN00299	Twenty-Fifth Street Branch	1432 25th Street, Northwest	Cleveland	TN	37312	Bradley	2,069
6	VA00346	Lightfoot	6385 Richmond Road	Lightfoot	VA	23090	James City	3,200
6	VA00492	Fairlawn	7370 Peppers Ferry Boulevard	Radford	VA	24141	City of Radford	2,464
6	VA00565	Lynnhaven	635 Lynnhaven Parkway	Virginia Beach	VA	23452	City of Virginia Beach	3,200